Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO SANTANDER CENTRAL
HISPANO
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANK LEU LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: UBS AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: FAR EASTERN INTERNATIONAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI
BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL BANK OF TAIPEI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL COMMERCIAL BANK
OF CHINA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: DBS THAI DANU BANK PUBLIC CO
LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC SHANGHAI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: THAI FARMERS BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANQUE INTERNATIONALE ARABE DE
TUNISIA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNIS                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE GARANTI BANKASI
(GARANTI BANK)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE IS BANKASI AS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: YAPI VE KREDI BANKASI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY             Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: ING BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO DE VENEZUELA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA               Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





     Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO MERCANTIL
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO VENEZOLANO DE CREDITO,
SA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9





T
h
i
s

p
a
g
e

b
e
i
n
g
(Continued from Screen 35)                                filed for series  1.

   V) 1. Net asset value per share (to nearest cent)     Class A	   $     4.41
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---------Classes  B & C $4.33 & $4.45

                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  2.

   V) 1. Net asset value per share (to nearest cent) ------Class A   $     4.78
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ----------Classes B & C $4.70 & $4.81
                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  3.

   V) 1. Net asset value per share (to nearest cent) -------
Class A  $     7.21
2. Net asset value per share of a second class of open-end company shares (to nearest cent) ----------
Classes B & C $7.15 & $7.23
                              SCREEN NUMBER: 36


                                                               This page being
(Continued from Screen 35)                                filed for series  4.

   V) 1. Net asset value per share (to nearest cent) --------Class A $     7.77
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ----------
Classes B & C $7.72 & $7.78
                              SCREEN NUMBER: 36